The Putnam
Fund for Growth
and Income

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The Putnam Fund for Growth and Income has compiled an enviable record of steady growth over its nearly 44 years. During its recent semiannual reporting period, your fund significantly outperformed the broad market, as represented by the Standard and Poor's 500 Index, and modestly outperformed the S&P Barra Value Index at NAV.

Although past performance should never be taken as an indication of future results, such consistency has understandably attracted a loyal body of shareholders. In the semiannual period ended April 30, 2001, the fund continued a trend of market outperformance that began more than a year ago when the value-oriented stocks in the portfolio began to come back into style.

The fund's managers provide more details about strategy and performance and look with optimism on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

David L. King
Christopher G. Miller
Hugh H. Mullin

In a market awash in losses over the past six months, the Putnam Fund for Growth and Income provided a much-needed lifeline for investors. During the first half of your fund's 2001 fiscal year, from November 1, 2000 through April 30, 2001, unusually high market volatility and rapidly declining investor expectations produced an uneasy and sometimes threatening environment. The Federal Reserve Board, reacting to signs that the economy was headed toward a recession, slashed short-term interest rates aggressively. As the economy slowed further, anxious investors wondered if the Fed's action had been too little, too late. The period was most grim for growth-oriented investors, while value investors sidestepped much of the trouble and, in some cases, saw the value of their investments increase. Your fund weathered the storm by adhering to its conservative strategy and by taking both defensive and opportunistic positions.

Total return for 6 months ended 4/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   0.40%   -5.38%   0.02%  -4.88%    0.02%  -0.96%    0.15%   -3.34%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* VALUE STRATEGIES OUTPERFORMED

As the economy slowed and investors endured severe volatility and dramatic stock-market declines, they revised their long-term growth expectations downward. However, long-term growth potential is not a crucial investment factor for value strategies, which focus more on earnings quality and valuation. By capturing gains from undervalued stocks as they become recognized and appreciated by the market, value strategies outperformed growth over the semiannual period, continuing a trend that began more than a year ago. Prior to that, growth strategies had dominated the market for several years. Because market trends are difficult, if not impossible to forecast, we believe investors are wise to include a broadly diversified, value-oriented fund such as yours among their portfolio of investments.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    10.2%

Pharmaceuticals             9.7%

Oil and gas                 9.6%

Financial                   6.5%

Regional Bells              4.9%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


* HARD-HIT TECHNOLOGY STOCKS BOOSTED PERFORMANCE

Your fund was able to produce competitive returns not only by emphasizing stocks in a variety of defensive sectors, but also by taking measured positions in beaten-down technology stocks that we believe offered appreciation potential at attractive valuations. Notable holdings in this group included BMC Software, Inc., IBM Corp., and Electronic Data Systems Corp. (EDS). BMC manufactures business software that aids in database management, transactions, and data communications. IBM, a company that needs no introduction, manufactures a wide range of hardware, software, networking systems, microprocessor chips, and peripherals, and now offers consulting and financing services as well. EDS provides information technology services, including computer management, networking, and data processing, to a large number of industries.

"The Putnam Fund for Growth and Income has been less volatile than most of its peers over time, thanks largely to its diversification. What's more, it consistently pays out one of the higher yields in the category, because all three managers prefer issues with attractive dividends. And the fund has a well-below-average expense ratio. All told, we think this fund is a good choice for cautious investors who need an equity offering that provides some income."

-- William Samuel Rocco, Morningstar.com, March 5, 2001

These three companies are representative of the select, strong, cash flow-generating technology enterprises whose stocks became exceedingly cheap relative to their fundamentals toward the end of 2000. They have since regained ground and made a positive contribution to performance. In general, we continue to believe the valuation gap between much of the technology sector and the broad market is too high and so we remain cautious in this area. Two factors -- the fund's under-exposure to technology versus its benchmark, and our strong stock selection in the sector -- made technology a positive contributor to fund performance for the period. While these stocks, as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the funds investment policy and may change in the future.

* FINANCIAL, RETAIL, AND ENERGY STOCKS DELIVERED HEALTHY RETURNS

Large-cap financial stocks Citigroup and Morgan Stanley Dean Witter
(MSDW) have been staples of the fund's portfolio for many years. Because capital market stocks such as these are sensitive to changes in interest rates, the size of the fund's investments in them will ebb and flow with changing market conditions. In late 2000, these stocks were very strong and we prudently trimmed our holdings by taking profits. However, as the stock market came under pressure and underwriting activity slowed in the first four months of 2001, valuations for Citigroup and MSDW weakened, signaling an opportunity to once again add to the fund's positions. Capital markets stocks tend to rally more than the overall market, and as of the end of April, we saw positive performance from these holdings. Bank of America, one of the nation's premier banking franchises, was also noteworthy for its performance. Despite its attractive prospects, the company was plagued with very low valuations. Our research indicated that the stock represented a strong value, so we held our shares and waited patiently for the market to take notice. In recent months, the stock enjoyed a revival and rewarded shareholders with impressive returns. Among financial stocks, Household International, Fannie Mae, and Freddie Mac were also strong contributors to fund performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

IBM Corp.
Computers

Merck & Co., Inc.
Pharmaceuticals

Philip Morris Cos., Inc.
Tobacco

Johnson & Johnson
Pharmaceuticals

SBC Communications, Inc.
Regional Bells

Royal Dutch Petroleum Co. NV ADR
Netherlands
Oil and gas

Bristol-Myers Squibb Co.
Pharmaceuticals

Bank of America Corp.
Banking

Footnote reads:
These holdings represent 23.9% of the fund's net assets as of 4/30/01. Portfolio holdings will vary over time.


As retail stocks fell to very attractive valuations in late 2000, we added opportunistically to a number of well-known retail names, including Federated Department Stores, Staples, Sears, The Limited, and The Gap. We also initiated a position in Circuit City. Retail stocks tend to do well in a lower-interest-rate environment, and when the economy is poised for expansion. Target and Lowe's, two long-time fund holdings, achieved particularly strong performance during the period. We believe our positions in high-quality retailers will continue to fuel fund performance as the economy improves.

As this report was being written, energy stocks represented about 16% of the portfolio. Prices for oil and natural gas have soared, and as a result this group of stocks has done so well that we have been able to selectively take profits without reducing the portfolio's weighting in the sector. Tosco Corp. and Chevron were among the portfolio's strongest performers in the energy sector. Tosco is involved in refining, producing, and marketing gasoline and other consumer products. The announcement in January 2001 that Phillips Petroleum Corp. would acquire Tosco proved beneficial to shareholders. Chevron owns oil and natural gas wells, and a coal mining subsidiary. Its refineries supply petroleum products to thousands of retail outlets in the U.S. and abroad. Chevron agreed to acquire Texaco in 2000, and the pending consolidation is expected to produce many economies of scale that will enable the combined company (ChevronTexaco) to remain competitive with industry peers Exxon Mobil and BP.

* DESPITE WEAKNESS IN SOME SECTORS, MARKET OFFERS REASONS FOR OPTIMISM

In any broadly diversified fund, good news is likely to be tempered by some disappointments. For the semiannual period, pharmaceutical stocks Merck, Abbott, and Schering-Plough declined in value more than we anticipated. We believe the decline is largely due to profit taking; however, shares of Schering-Plough were adversely affected by news that the FDA questioned quality control at the company. In our opinion, Schering-Plough is likely to recover from this short-term difficulty. The communications services sector had generally weak performance, and fund holdings Verizon, SBC, and AT&T suffered from a slowing economy, strong competition, and immense capital spending which has yet to positively affect their near-term results.

For many reasons, we believe the coming months will prove rewarding for the fund's shareholders. Favorable economic factors should help the economy to stabilize and accelerate. For instance, lower short-term interest rates create an environment more conducive to lending and borrowing -- essential ingredients of a healthy economy. Continued low inflation encourages spending, and thereby stimulates economic growth. In our opinion, the fund is well positioned to benefit from economic improvement, and the established companies held in the fund's portfolio should return to their trajectory of stock price growth and profit growth. There continues to be an abundance of attractive investment opportunities in all sectors of the market. As always, we aim to preserve capital and to maintain the fund's long-term track record of competitive performance. We view investing not as a sprint, but as a marathon, and we encourage you to look at your investments in the longer term as well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                     Class A         Class B         Class C        Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.40%  -5.38%   0.02%  -4.88%   0.02%  -0.96%   0.15%  -3.34%
------------------------------------------------------------------------------
1 year            9.42    3.12    8.61    3.61    8.65    7.65    8.89    5.08
------------------------------------------------------------------------------
5 years          76.98   66.83   70.49   68.49   70.61   70.61   72.60   66.60
Annual average   12.09   10.78   11.26   11.00   11.28   11.28   11.53   10.75
------------------------------------------------------------------------------
10 years        256.00  235.47  230.07  230.07  230.49  230.49  238.52  226.73
Annual average   13.54   12.87   12.68   12.68   12.70   12.70   12.97   12.57
------------------------------------------------------------------------------
Annual average
(life of fund)   13.37   13.21   12.30   12.30   12.52   12.52   12.59   12.49
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/01

                      S&P 500            S&P/Barra             Consumer
                       Index           Value Index           price index
-----------------------------------------------------------------------------
6 months             -12.07%             -0.42%                 1.67%
-----------------------------------------------------------------------------
1 year               -12.97               6.35                  3.21
-----------------------------------------------------------------------------
5 years              106.10             101.94                 13.19
Annual average        15.56              15.09                  2.51
-----------------------------------------------------------------------------
10 years             313.57             318.39                 30.77
Annual average        15.25              15.39                  2.72
-----------------------------------------------------------------------------
Annual average
(life of fund)        11.97                 --*                 4.30
-----------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index did not exist at the fund's inception.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/01

                              Class A       Class B       Class C       Class M
-----------------------------------------------------------------------------------
Distributions (number)           2             2             2             2
-----------------------------------------------------------------------------------
Income                        $0.160        $0.087        $0.097        $0.112
-----------------------------------------------------------------------------------
Capital gains
  Long-term                    0.310         0.310         0.310         0.310
-----------------------------------------------------------------------------------
  Short-term                     --            --            --            --
-----------------------------------------------------------------------------------
  Total                       $0.470        $0.397        $0.407        $0.422
-----------------------------------------------------------------------------------
Share value:                NAV     POP       NAV           NAV       NAV     POP
-----------------------------------------------------------------------------------
10/31/00                  $19.81  $21.02    $19.53        $19.75    $19.68  $20.39
-----------------------------------------------------------------------------------
4/30/01                    19.41   20.59     19.13         19.34     19.28   19.98
-----------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------
Current dividend rate 1     1.44%   1.36%     0.82%         0.89%     1.04%   1.00%
-----------------------------------------------------------------------------------
Current 30-day SEC yield 2  1.07    1.00      0.35          0.35      0.59    0.57
-----------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.23%  -6.93%  -1.57%  -6.39%  -1.61%  -2.57%  -1.49%  -4.94%
------------------------------------------------------------------------------
1 year            4.06   -1.93    3.28   -1.73    3.26    2.26    3.52   -0.10
------------------------------------------------------------------------------
5 years          70.20   60.42   63.95   61.94   64.09   64.09   65.94   60.10
Annual average   11.22    9.91   10.39   10.12   10.41   10.41   10.66    9.87
------------------------------------------------------------------------------
10 years        240.22  220.72  215.45  215.45  215.82  215.82  223.25  211.95
Annual average   13.03   12.36   12.17   12.17   12.19   12.19   12.45   12.05
------------------------------------------------------------------------------
Annual average
(life of fund)   13.26   13.11   12.19   12.19   12.41   12.41   12.48   12.38
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

S&P Barra/Value Index* is an index that contains firms with higher book-to-price ratios. This index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes.

Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

*Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the S&P 500 Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,060,000 Interpublic Group Cos., Inc.                                                      $  35,987,000

Aerospace and Defense (2.3%)
-------------------------------------------------------------------------------------------------------------------
          4,764,388 Boeing Co.                                                                          294,439,178
          1,301,000 General Dynamics Corp.                                                              100,281,080
          3,439,056 Lockheed Martin Corp.                                                               120,917,209
          2,847,493 United Technologies Corp.                                                           222,332,253
                                                                                                      -------------
                                                                                                        737,969,720

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            174,663 AMR Corp. (NON)                                                                       6,656,407
            384,179 Delta Air Lines, Inc.                                                                16,915,401
          1,886,862 Southwest Airlines Co.                                                               34,359,757
                                                                                                      -------------
                                                                                                         57,931,565

Automotive (1.4%)
-------------------------------------------------------------------------------------------------------------------
          9,776,358 Ford Motor Co.                                                                      288,207,034
          2,438,096 General Motors Corp.                                                                133,632,042
            155,000 Lear Corp. (NON)                                                                      5,580,000
            315,986 TRW, Inc.                                                                            12,152,822
                                                                                                      -------------
                                                                                                        439,571,898

Banking (10.2%)
-------------------------------------------------------------------------------------------------------------------
          1,040,000 AmSouth Bancorporation                                                               17,836,000
          9,861,441 Bank of America Corp.                                                               552,240,696
          4,895,485 Bank of New York Company, Inc. (The)                                                245,753,347
          6,185,119 Bank One Corp.                                                                      233,611,945
          1,427,055 BB&T Corp.                                                                           50,546,288
          4,158,269 Charter One Financial, Inc.                                                         121,837,282
          4,022,768 Comerica, Inc.                                                                      206,890,958
          1,178,030 Fifth Third Bancorp                                                                  63,330,893
            912,275 First Tennessee National Corp.                                                       29,804,024
          2,247,471 First Union Corp.                                                                    67,356,706
          7,087,692 FleetBoston Financial Corp.                                                         271,954,742
            869,174 KeyCorp                                                                              20,147,453
             47,500 M&T Bank Corp.                                                                        3,398,625
          2,710,439 Mellon Financial Corp.                                                              110,938,268
          3,190,179 National City Corp.                                                                  86,804,771
          1,822,577 PNC Financial Services Group                                                        118,595,085
            196,300 Sovereign Bancorp, Inc.                                                               2,082,743
            358,381 State Street Corp.                                                                   37,192,780
            626,354 SunTrust Banks, Inc.                                                                 39,773,479
          2,385,000 Synovus Financial Corp.                                                              68,640,300
         14,907,024 U.S. Bancorp                                                                        315,730,768
          3,113,160 Washington Mutual, Inc.                                                             155,440,079
          9,122,414 Wells Fargo & Co.                                                                   428,479,786
            333,131 Zions Bancorp                                                                        17,752,551
                                                                                                      -------------
                                                                                                      3,266,139,569

Beverage (2.8%)
-------------------------------------------------------------------------------------------------------------------
          5,345,884 Anheuser-Busch Cos., Inc.                                                           213,781,901
          6,535,059 Coca-Cola Co.                                                                       301,854,375
          4,568,909 Coca-Cola Enterprises, Inc.                                                          82,834,320
            575,232 Fortune Brands, Inc.                                                                 17,918,477
            225,000 Pepsi Bottling Group, Inc. (The)                                                      9,004,500
          5,808,587 PepsiCo, Inc.                                                                       254,474,196
                                                                                                      -------------
                                                                                                        879,867,769

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
            336,290 General Motors Corp. Class H (NON)                                                    7,146,163

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             97,620 Vulcan Materials Co.                                                                  4,512,973

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            340,000 AT&T Corp. - Liberty Media Corp. Class A (NON)                                        5,440,000
          1,005,000 Comcast Corp. Class A (NON)                                                          44,129,550
          1,195,340 USA Networks, Inc. (NON)                                                             29,943,267
                                                                                                      -------------
                                                                                                         79,512,817

Chemicals (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,943,710 Air Products & Chemicals, Inc.                                                       83,560,093
            687,419 Avery Dennison Corp.                                                                 38,543,583
          3,019,929 Dow Chemical Co.                                                                    101,016,625
          6,658,215 du Pont (E.I.) de Nemours & Co., Ltd.                                               300,884,736
          1,778,248 Eastman Chemical Co.                                                                 94,673,924
            180,000 Engelhard Corp.                                                                       4,627,800
            160,000 Hercules, Inc.                                                                        1,912,000
            929,127 Minnesota Mining & Manufacturing Co.                                                110,575,404
          1,789,213 PPG Industries, Inc.                                                                 95,096,671
            271,413 Praxair, Inc.                                                                        12,845,977
            718,816 Rohm & Haas Co.                                                                      24,705,706
                                                                                                      -------------
                                                                                                        868,442,519

Commercial and Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,945,652 Cendant Corp. (NON)                                                                  52,255,866
            286,706 Cintas Corp.                                                                         12,560,590
            109,800 DST Systems, Inc. (NON)                                                               5,393,376
          9,796,150 Service Corp. International (NON)                                                    45,748,021
                                                                                                      -------------
                                                                                                        115,957,853

Communications Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,286,993 3Com Corp. (NON)                                                                      8,391,194
          7,925,600 Lucent Technologies, Inc.                                                            79,335,256
            338,375 Scientific-Atlanta, Inc.                                                             19,534,389
                                                                                                      -------------
                                                                                                        107,260,839

Computers (4.9%)
-------------------------------------------------------------------------------------------------------------------
            783,058 Apple Computer, Inc. (NON)                                                           19,960,148
          7,734,175 Compaq Computer Corp.                                                               135,348,063
          7,570,886 Dell Computer Corp. (NON)                                                           198,660,049
          1,036,192 Gateway, Inc. (NON)                                                                  19,687,648
          9,741,539 Hewlett-Packard Co.                                                                 276,951,954
          7,362,618 IBM Corp.                                                                           847,731,837
          1,099,397 Lexmark International, Inc. (NON)                                                    67,535,958
                                                                                                      -------------
                                                                                                      1,565,875,657

Conglomerates (4.2%)
-------------------------------------------------------------------------------------------------------------------
             80,920 Berkshire Hathaway, Inc. (NON)                                                      184,093,000
         10,913,669 General Electric Co.                                                                529,640,357
          3,709,456 Honeywell International, Inc.                                                       181,318,209
            137,670 Textron, Inc.                                                                         7,299,263
          8,026,684 Tyco International, Ltd. (Bermuda)                                                  428,384,125
                                                                                                      -------------
                                                                                                      1,330,734,954

Consumer Finance (1.4%)
-------------------------------------------------------------------------------------------------------------------
            671,084 Capital One Financial Corp.                                                          42,184,340
          2,864,566 Household International, Inc.                                                       183,389,515
            636,522 MBNA Corp.                                                                           22,692,009
          3,493,110 Providian Financial Corp.                                                           186,182,763
                                                                                                      -------------
                                                                                                        434,448,627

Consumer Goods (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,386,228 Clorox Co.                                                                           75,953,637
             28,211 Colgate-Palmolive Co.                                                                 1,575,584
          4,755,277 Gillette Co.                                                                        134,859,656
          1,678,966 Kimberly-Clark Corp.                                                                 99,730,580
          4,210,981 Procter & Gamble Co.                                                                252,869,409
            426,390 Unilever NV (Netherlands)                                                            23,929,007
          2,682,605 Unilever PLC (United Kingdom) (NON)                                                  20,261,823
                                                                                                      -------------
                                                                                                        609,179,696

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            871,633 SYSCO Corp.                                                                          24,510,320

Electric Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------
            140,000 CMS Energy Corp.                                                                      4,382,000
          1,642,554 Consolidated Edison, Inc.                                                            61,447,945
          1,091,000 Dominion Resources, Inc.                                                             74,722,590
          5,165,714 Duke Energy Corp.                                                                   241,548,787
            823,278 Edison International                                                                  8,109,288
          5,600,167 Entergy Corp.                                                                       226,806,764
            227,883 Exelon Corp.                                                                         15,735,321
          1,623,018 FirstEnergy Corp.                                                                    49,177,445
            180,000 Northeast Utilities                                                                   3,213,000
            917,504 PG&E Corp.                                                                            8,230,011
          3,357,472 Progress Energy, Inc.                                                               148,534,561
          1,545,000 Public Service Enterprise Group, Inc.                                                71,749,800
          1,808,000 Reliant Energy, Inc.                                                                 89,586,400
             13,700 Reliant Resources, Inc. (NON)                                                           411,000
          3,764,500 TXU Corp.                                                                           165,487,420
                                                                                                      -------------
                                                                                                      1,169,142,332

Electrical Equipment (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,290,403 Emerson Electric Co.                                                                152,655,360
          1,804,875 Rockwell International Corp.                                                         81,273,521
                                                                                                      -------------
                                                                                                        233,928,881

Electronics (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,693,259 Advanced Micro Devices, Inc. (NON)                                                   52,491,029
            869,943 Agilent Technologies, Inc. (NON)                                                     33,936,476
            219,515 Cypress Semiconductor Corp. (NON)                                                     4,961,039
          1,093,044 LSI Logic Corp. (NON)                                                                22,374,611
          1,456,707 Micron Technology, Inc. (NON)                                                        66,105,364
         11,655,266 Motorola, Inc.                                                                      181,239,386
          3,375,130 Solectron Corp. (NON)                                                                85,897,059
                                                                                                      -------------
                                                                                                        447,004,964

Energy (1.5%)
-------------------------------------------------------------------------------------------------------------------
            948,806 Baker Hughes, Inc.                                                                   37,278,588
             45,160 BJ Services Co. (NON)                                                                 3,714,410
          3,419,471 Halliburton Co.                                                                     147,755,342
          2,904,331 Schlumberger, Ltd.                                                                  192,557,145
          1,545,000 Transocean Sedco Forex, Inc.                                                         83,862,600
                                                                                                      -------------
                                                                                                        465,168,085

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,730,875 Viacom, Inc. Class B (NON)                                                           90,109,353

Financial (6.5%)
-------------------------------------------------------------------------------------------------------------------
          4,428,522 American Express Co.                                                                187,946,474
         23,329,636 Citigroup, Inc.                                                                   1,146,651,609
            488,096 CTI Group, Inc. (The)                                                                17,913,123
          4,847,500 Fannie Mae                                                                          389,060,350
          3,327,945 Freddie Mac                                                                         218,978,781
            660,170 MGIC Investment Corp.                                                                42,904,448
          1,214,226 USA Education, Inc.                                                                  86,331,469
                                                                                                      -------------
                                                                                                      2,089,786,254

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,081,335 Archer Daniels Midland Co.                                                           12,878,700
            358,897 Campbell Soup Co.                                                                    10,924,825
          2,295,000 Conagra Foods, Inc.                                                                  47,758,950
          2,230,000 Heinz (H.J.) Co.                                                                     87,304,500
          3,331,123 Kellogg Co.                                                                          84,943,637
             79,204 Quaker Oats Co. (The)                                                                 7,682,788
          5,168,377 Sara Lee Corp.                                                                      102,902,386
                                                                                                      -------------
                                                                                                        354,395,786

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            625,290 MGM Mirage                                                                           18,802,470

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            256,899 Aetna, Inc. (NON)                                                                     7,241,983
            541,104 Cardinal Health, Inc.                                                                36,470,410
          1,259,312 CIGNA Corp.                                                                         134,368,590
            531,742 HCA-The Healthcare Co.                                                               20,578,415
          1,073,859 Healthsouth Corp. (NON)                                                              15,087,719
          1,319,773 IMS Health, Inc.                                                                     36,227,769
            367,103 Quest Diagnostics, Inc. (NON)                                                        45,227,090
            684,068 Tenet Healthcare Corp. (NON)                                                         30,536,796
            994,995 UnitedHealth Group, Inc.                                                             65,152,273
            280,214 Wellpoint Health Networks, Inc. (NON)                                                27,531,026
                                                                                                      -------------
                                                                                                        418,422,071

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
            528,446 Newell Rubbermaid, Inc.                                                              14,246,904
            182,920 Whirlpool Corp.                                                                      10,201,448
                                                                                                      -------------
                                                                                                         24,448,352

Insurance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            135,000 ACE, Ltd.                                                                             4,819,500
            708,407 AFLAC, Inc.                                                                          22,527,343
          4,605,661 American General Corp.                                                              200,852,876
          1,280,000 Chubb Corp. (The)                                                                    85,440,000
            178,608 CNA Financial Corp. (NON)                                                             6,306,648
          1,525,041 Hartford Financial Services Group                                                    94,705,046
            268,865 Jefferson-Pilot Corp.                                                                12,545,241
            127,435 John Hancock Financial Services                                                       4,734,210
            714,657 Lincoln National Corp.                                                               32,988,567
             48,258 Progressive Corp. (The)                                                               5,636,534
            482,073 Torchmark Corp.                                                                      18,265,746
            165,144 UnumProvident Corp.                                                                   4,939,457
                                                                                                      -------------
                                                                                                        493,761,168

Investment Banking/Brokerage (4.8%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Bear Stearns Cos., Inc. (The)                                                         4,527,000
            331,449 Franklin Resources, Inc.                                                             14,467,749
          2,323,223 Goldman Sachs Group, Inc. (The)                                                     211,645,615
          8,933,957 J.P. Morgan Chase & Co.                                                             428,651,257
            772,502 Lehman Brothers Holdings, Inc.                                                       56,199,521
          4,130,956 Merrill Lynch & Co., Inc.                                                           254,879,985
          7,923,847 Morgan Stanley, Dean Witter & Co.                                                   497,538,353
            637,589 Stilwell Financial, Inc.                                                             18,789,748
          1,069,588 T. Rowe Price Group, Inc.                                                            37,178,879
                                                                                                      -------------
                                                                                                      1,523,878,107

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,608,602 Carnival Corp. Class A                                                               42,627,953
            287,938 Royal Caribbean Cruises, Ltd.                                                         5,868,176
            667,324 Starwood Hotels & Resorts Worldwide, Inc. (R)                                        24,083,723
                                                                                                      -------------
                                                                                                         72,579,852

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,027,406 Caterpillar, Inc.                                                                   101,775,781
          1,215,000 Dover Corp.                                                                          47,470,050
            115,654 Ingersoll-Rand Co.                                                                    5,435,738
                                                                                                      -------------
                                                                                                        154,681,569

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            226,633 Danaher Corp.                                                                        12,693,714
            758,051 Illinois Tool Works, Inc.                                                            48,045,272
                                                                                                      -------------
                                                                                                         60,738,986

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
         10,187,960 Disney (Walt) Co.                                                                   308,185,790

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            744,936 Baxter International, Inc.                                                           67,900,916
            541,769 Becton, Dickson and Co.                                                              17,526,227
          1,286,629 Boston Scientific Corp. (NON)                                                        20,431,669
             65,000 St. Jude Medical, Inc. (NON)                                                          3,721,250
            152,282 Stryker Corp.                                                                         9,028,800
                                                                                                      -------------
                                                                                                        118,608,862

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,417,781 Alcoa, Inc.                                                                          58,696,133
            128,800 Arch Coal, Inc.                                                                       3,986,360
          3,200,000 Freeport-McMoRan Copper & Gold, Inc. Class A (NON) (AFF)                             40,800,000
          1,911,000 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   27,059,760
                                                                                                      -------------
                                                                                                        130,542,253

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,052,453 EL Paso Corp.                                                                        72,408,766
          1,620,354 Enron Corp.                                                                         101,628,603
          2,502,800 NiSource, Inc.                                                                       74,508,356
          1,511,606 Sempra Energy                                                                        41,826,138
          2,759,500 Williams Cos., Inc.                                                                 116,368,115
                                                                                                      -------------
                                                                                                        406,739,978

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            547,917 Pitney Bowes, Inc.                                                                   20,859,200

Oil & Gas (9.6%)
-------------------------------------------------------------------------------------------------------------------
            153,441 Amerada Hess Corp.                                                                   13,426,088
            309,871 Anadarko Petroleum Corp.                                                             20,023,864
            428,123 Apache Corp.                                                                         27,382,747
          2,996,391 BP PLC ADR (United Kingdom)                                                         162,044,825
            781,981 Burlington Resources, Inc.                                                           36,917,323
          3,517,392 Chevron, Corp.                                                                      339,639,372
          2,174,682 Conoco, Inc. Class A                                                                 65,871,118
          4,044,571 Conoco, Inc. Class B                                                                123,035,850
            780,486 EOG Resources, Inc.                                                                  36,206,746
         13,327,410 Exxon Mobil Corp.                                                                 1,180,808,525
            235,317 Kerr-McGee Corp.                                                                     16,860,463
          1,096,347 Occidental Petroleum Corp.                                                           33,021,972
            679,185 Phillips Petroleum Co.                                                               40,479,426
          9,820,784 Royal Dutch Petroleum Co. NV ADR (Netherlands)                                      584,631,272
            929,167 Texaco, Inc.                                                                         67,160,191
          1,897,622 Tosco Corp.                                                                          87,385,493
          4,542,905 Unocal Corp.                                                                        173,357,255
          2,172,388 USX-Marathon Group, Inc.                                                             69,429,520
                                                                                                      -------------
                                                                                                      3,077,682,050

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
            148,200 Boise Cascade Corp.                                                                   5,184,036
          1,515,558 Georgia-Pacific Corp.                                                                49,270,791
          2,062,751 International Paper Co.                                                              80,818,584
          3,423,888 Owens-Illinois, Inc. (NON)                                                           26,980,237
            326,917 Sealed Air Corp. (NON)                                                               12,684,380
            320,400 Smurfit-Stone Container Corp. (NON)                                                   4,693,860
          1,450,000 Temple-Inland, Inc.                                                                  73,950,000
          3,106,113 Weyerhaeuser Co.                                                                    175,588,568
                                                                                                      -------------
                                                                                                        429,170,456

Pharmaceuticals (9.7%)
-------------------------------------------------------------------------------------------------------------------
          7,559,466 Abbott Laboratories                                                                 350,608,033
          5,857,340 American Home Products Corp.                                                        338,261,385
          9,993,774 Bristol-Myers Squibb Co.                                                            559,651,344
          6,783,145 Johnson & Johnson                                                                   654,437,830
          2,894,198 Lilly (Eli) & Co.                                                                   246,006,830
         10,468,967 Merck & Co., Inc.                                                                   795,327,423
          1,723,841 Pharmacia Corp.                                                                      90,087,931
          2,002,632 Schering-Plough Corp.                                                                77,181,437
                                                                                                      -------------
                                                                                                      3,111,562,213

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,772,846 Eastman Kodak Co.                                                                    77,118,801
          7,959,494 Xerox Corp.                                                                          71,953,826
                                                                                                      -------------
                                                                                                        149,072,627

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,009,677 Dow Jones & Co., Inc.                                                                54,795,171
             85,980 Knight-Ridder, Inc.                                                                   4,655,817
          1,435,872 McGraw-Hill Cos., Inc.                                                               93,015,788
            414,148 New York Times Co. (The) Class A                                                     16,992,492
          1,138,044 Tribune Co.                                                                          47,957,174
                                                                                                      -------------
                                                                                                        217,416,442

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,255,602 Burlington Northern Santa Fe Corp.                                                  125,114,699
            277,018 CSX Corp.                                                                             9,715,021
            555,116 Norfolk Southern Corp.                                                               10,957,990
            150,000 Union Pacific Corp.                                                                   8,533,500
                                                                                                      -------------
                                                                                                        154,321,210

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
            107,500 Boston Properties, Inc. (R)                                                           4,247,325
          2,055,000 Equity Office Properties Trust (R)                                                   58,670,250
             82,000 Equity Residential Properties Trust (R)                                               4,304,180
                                                                                                      -------------
                                                                                                         67,221,755

Regional Bells (4.9%)
-------------------------------------------------------------------------------------------------------------------
          8,945,160 BellSouth Corp.                                                                     375,338,914
         15,704,010 SBC Communications, Inc.                                                            647,790,413
         10,019,041 Verizon Communications, Inc.                                                        551,748,588
                                                                                                      -------------
                                                                                                      1,574,877,915

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
            135,000 Darden Restaurants, Inc.                                                              3,686,850
          7,317,762 McDonald's Corp.                                                                    201,238,455
          1,566,918 Starbucks Corp. (NON)                                                                30,319,863
                                                                                                      -------------
                                                                                                        235,245,168

Retail (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,434,195 Albertsons, Inc.                                                                    114,702,113
            805,490 Best Buy Co., Inc. (NON)                                                             44,342,225
            213,500 Circuit City Stores-Circuit City Group                                                3,213,175
            480,084 Costco Wholesale Corp. (NON)                                                         16,769,334
            428,788 Dollar General Corp.                                                                  7,075,002
          2,193,603 Federated Department Stores, Inc. (NON)                                              94,281,057
          4,538,158 Gap, Inc. (The)                                                                     125,752,358
          1,430,743 Kroger Co. (NON)                                                                     32,320,484
          4,857,117 Limited, Inc. (The)                                                                  82,182,420
          2,559,791 Lowe's Cos., Inc.                                                                   161,266,833
            129,014 May Department Stores Co.                                                             4,805,772
            214,969 RadioShack Corp.                                                                      6,584,500
          3,545,000 Rite Aid Corp. (NON)                                                                 25,843,050
            692,901 Safeway, Inc. (NON)                                                                  37,624,524
          2,955,430 Sears, Roebuck & Co.                                                                108,907,596
          8,148,619 Staples, Inc. (NON)                                                                 132,578,031
          3,924,172 Target Corp.                                                                        150,884,413
            762,323 TJX Cos., Inc. (The)                                                                 23,883,580
                                                                                                      -------------
                                                                                                      1,173,016,467

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,048,631 Conexant Systems, Inc. (NON)                                                         11,272,783
            684,822 Teradyne, Inc. (NON)                                                                 27,050,469
                                                                                                      -------------
                                                                                                         38,323,252

Software (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,066,402 BMC Software, Inc. (NON)                                                            146,746,264
          3,743,012 Computer Associates International, Inc.                                             120,487,556
                                                                                                      -------------
                                                                                                        267,233,820

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            351,896 Computer Sciences Corp. (NON)                                                        12,538,054
          1,751,020 Convergys Corp. (NON)                                                                63,912,230
          2,306,395 Electronic Data Systems Corp.                                                       148,762,478
            333,204 Fiserv, Inc. (NON)                                                                   18,439,509
            132,301 SunGard Data Systems, Inc. (NON)                                                      7,312,276
                                                                                                      -------------
                                                                                                        250,964,547

Telecommunications (2.0%)
-------------------------------------------------------------------------------------------------------------------
            121,200 ALLTEL Corp.                                                                          6,618,732
         10,018,094 AT&T Corp.                                                                          223,203,134
            167,056 CenturyTel, Inc.                                                                      4,540,582
          2,689,925 Global Crossing, Ltd. (Bermuda) (NON)                                                33,704,760
            152,821 NTL, Inc. (United Kingdom) (NON)                                                      4,445,563
          7,489,805 Sprint Corp.                                                                        160,132,031
          2,269,410 Williams Communications Group, Inc. (NON)                                            10,257,733
         10,367,416 Worldcom, Inc. (NON)                                                                189,205,342
                                                                                                      -------------
                                                                                                        632,107,877

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,262,412 Nike, Inc.                                                                           52,781,446

Tobacco (2.1%)
-------------------------------------------------------------------------------------------------------------------
         13,451,973 Philip Morris Cos., Inc.                                                            674,078,367

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            176,903 Mattel, Inc.                                                                          2,856,983

Transportation Services (--%)
-------------------------------------------------------------------------------------------------------------------
            172,985 United Parcel Service, Inc. Class B                                                   9,937,988

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            377,277 Johnson Controls, Inc.                                                               27,314,855

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            465,000 Republic Services, Inc. (NON)                                                         8,370,000
          6,906,579 Waste Management, Inc.                                                              168,589,593
                                                                                                    ---------------
                                                                                                        176,959,593
                                                                                                    ---------------
                    Total Common Stocks (cost $26,199,562,966)                                      $31,488,979,283

CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (cost $63,748,263)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,250,000 K mart Financing I $3.875 cum. cv. pfd.                                         $    53,125,000

CONVERTIBLE BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        41,800,000 Solectron Corp. cv. notes zero %, 2020                                          $    22,206,250
          4,700,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                 1,668,500
                                                                                                    ---------------
                    Total Convertible Bonds and Notes (cost $22,534,361)                            $    23,874,750

UNITS (--%) (a) (cost $11,737,000)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            970,000 Motorola, Inc. Structured Warrants expiration 7/2/01
                    (Issued by Merrill Lynch International & Co. CV)                                $    12,541,033
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association Pass-Through
                    Certificates
$             1,217 11 1/2s, with due dates from March 15, 2010 to
                    January 15, 2013                                                                $         1,356
                871 11s, January 15, 2010                                                                       961
            119,232 9s, with due dates from December 15, 2004 to
                    June 15, 2011                                                                           126,941
             31,798 7 1/2s, April 15, 2007                                                                   32,962
            125,915 7 1/4s, with due dates from February 15, 2005 to
                    March 15, 2005                                                                          129,672
                                                                                                    ---------------
                    Total U.S. Government and Agency Obligations
                    (cost $269,788)                                                                 $       291,892

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        50,000,000 Corporate Receivables Corp. effective yield of 4.48%,
                    May 11, 2001                                                                    $    49,937,778
        100,000,000 Preferred Receivables Funding effective yield of 4.50%,
                    May 4, 2001                                                                          99,962,500
        142,900,000 Venture Business Trust effective yield of 4.68%, May 1, 2001                        142,881,423
                                                                                                    ---------------
                    Total Short-Term Investments (cost $292,781,701)                                $   292,781,701
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $26,590,634,079) (b)                                    $31,871,593,659
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $31,916,021,146.

  (b) The aggregate identified cost on a tax basis is $27,007,334,112, resulting in gross unrealized appreciation and depreciation of $6,633,492,016 and $1,769,232,469, respectively, or net unrealized appreciation of $4,864,259,547.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $26,590,634,079) (Note 1)                                  $31,871,593,659
-------------------------------------------------------------------------------------------
Cash                                                                                 78,230
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        33,916,466
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           30,669,890
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   79,539,051
-------------------------------------------------------------------------------------------
Total assets                                                                 32,015,797,296

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  5,051,559
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       43,689,208
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     31,403,159
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        6,077,935
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       957,438
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         21,163
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           11,922,141
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              653,547
-------------------------------------------------------------------------------------------
Total liabilities                                                                99,776,150
-------------------------------------------------------------------------------------------
Net assets                                                                  $31,916,021,146

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $26,653,863,890
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (87,458,887)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                           68,657,795
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                  5,280,958,348
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $31,916,021,146

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($20,387,331,959 divided by 1,050,426,924 shares)                                    $19.41
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.41)*                              $20.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($9,412,307,540 divided by 492,004,411 shares)**                                     $19.13
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($163,412,998 divided by 8,451,587 shares)**                                         $19.34
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($373,786,178 divided by 19,389,571 shares)                                          $19.28
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.28)*                              $19.98
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,579,182,471 divided by 81,220,939 shares)                                        $19.44
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $287,642)                                    $ 288,734,014
-------------------------------------------------------------------------------------------
Interest                                                                         12,687,685
-------------------------------------------------------------------------------------------
Total investment income                                                         301,421,699

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 64,306,330
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   20,535,646
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     33,037
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            24,591,964
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            47,824,350
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               686,093
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,385,883
-------------------------------------------------------------------------------------------
Other                                                                             5,976,918
-------------------------------------------------------------------------------------------
Total expenses                                                                  165,340,221
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,024,027)
-------------------------------------------------------------------------------------------
Net expenses                                                                    163,316,194
-------------------------------------------------------------------------------------------
Net investment income                                                           138,105,505
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                446,067,617
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (9,584,017)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           4,790
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                         (1,232)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                                    (507,083,164)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (70,596,006)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  67,509,499
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $   138,105,505  $   371,673,391
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         436,488,390      399,057,456
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (507,084,396)     (87,080,799)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   67,509,499      683,650,048
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (164,123,033)    (270,190,228)
--------------------------------------------------------------------------------------------------
   Class B                                                            (44,304,259)     (73,685,597)
--------------------------------------------------------------------------------------------------
   Class C                                                               (684,242)        (318,774)
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,177,146)      (3,552,708)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (14,505,114)     (23,434,809)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (313,903,634)  (1,809,431,159)
--------------------------------------------------------------------------------------------------
   Class B                                                           (158,925,042)  (1,187,446,369)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,001,939)      (2,660,027)
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,973,265)     (39,098,055)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (24,191,556)    (137,166,654)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          220,906,970   (3,793,143,979)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (442,372,761)  (6,656,478,311)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  32,358,393,907   39,014,872,218
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of and
undistributed net investment income of $87,458,887
and $229,402, respectively)                                       $31,916,021,146  $32,358,393,907
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.81       $21.10       $20.44       $20.87       $18.27       $15.77
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .11 (c)      .26 (c)      .28 (c)      .26 (c)      .39 (c)      .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.04)         .45         2.32         2.15         3.91         3.19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .07          .71         2.60         2.41         4.30         3.62
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.26)        (.28)        (.24)        (.45)        (.40)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.74)       (1.66)       (2.60)       (1.25)        (.72)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.47)       (2.00)       (1.94)       (2.84)       (1.70)       (1.12)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.41       $19.81       $21.10       $20.44       $20.87       $18.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .40*        3.92        13.13        12.15        24.95        23.89
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $20,387,332  $20,159,272  $22,033,789  $18,814,738  $16,300,523  $11,403,813
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .81          .79          .84          .86          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .55*        1.38         1.32         1.27         1.95         2.59
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.20*       52.23        50.36        78.75        63.88        41.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                      Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.53       $20.82       $20.19       $20.65       $18.10       $15.63
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .03 (c)      .12 (c)      .12 (c)      .11 (c)      .24 (c)      .30
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)         .44         2.29         2.12         3.87         3.17
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .56         2.41         2.23         4.11         3.47
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.11)        (.12)        (.09)        (.31)        (.28)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.74)       (1.66)       (2.60)       (1.25)        (.72)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)       (1.85)       (1.78)       (2.69)       (1.56)       (1.00)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.13       $19.53       $20.82       $20.19       $20.65       $18.10
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .02*        3.14        12.28        11.28        24.03        23.04
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $9,412,308  $10,163,817  $14,777,660  $15,671,371  $13,511,906   $8,692,163
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.56         1.54         1.59         1.61         1.68
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .18*         .64          .57          .52         1.19         1.84
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.20*       52.23        50.36        78.75        63.88        41.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                                 For the
                                     Six months                   period
                                       ended                     July 26,
Per-share                             April 30   Year ended       1999+
operating performance               (Unaudited)  October 31     to Oct. 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.75       $21.08       $22.07
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .03          .11          .02
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)         .46         (.91)
---------------------------------------------------------------------------
Total from
investment operations                     --          .57         (.89)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.10)        (.16)        (.10)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.74)          --
---------------------------------------------------------------------------
Total distributions                     (.41)       (1.90)        (.10)
---------------------------------------------------------------------------
Net asset value,
end of period                         $19.34       $19.75       $21.08
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .02*        3.16        (4.03)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $163,413     $117,763      $21,555
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.56          .41*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .16*         .57          .12*
---------------------------------------------------------------------------
Portfolio turnover (%)                 18.20*       52.23        50.36
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.68       $20.97       $20.33       $20.77       $18.21       $15.74
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .06 (c)      .16 (c)      .17 (c)      .16 (c)      .28 (c)      .35
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.04)         .45         2.30         2.14         3.89         3.18
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .02          .61         2.47         2.30         4.17         3.53
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.16)        (.17)        (.14)        (.36)        (.34)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.74)       (1.66)       (2.60)       (1.25)        (.72)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.42)       (1.90)       (1.83)       (2.74)       (1.61)       (1.06)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.28       $19.68       $20.97       $20.33       $20.77       $18.21
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                  .15*        3.41        12.55        11.60        24.29        23.31
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $373,786     $387,088     $479,425     $421,616     $348,129     $132,453
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .66*        1.31         1.29         1.34         1.36         1.44
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .30*         .89          .82          .77         1.39         2.02
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.20*       52.23        50.36        78.75        63.88        41.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.85       $21.14       $20.47       $20.90       $18.29       $15.78
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .13 (c)      .30 (c)      .33 (c)      .32 (c)      .44 (c)      .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.05)         .46         2.33         2.14         3.92         3.20
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .08          .76         2.66         2.46         4.36         3.67
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.31)        (.33)        (.29)        (.50)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.74)       (1.66)       (2.60)       (1.25)        (.72)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.49)       (2.05)       (1.99)       (2.89)       (1.75)       (1.16)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.44       $19.85       $21.14       $20.47       $20.90       $18.29
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .47*        4.18        13.44        12.40        25.27        24.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,579,182   $1,530,454   $1,702,442     $840,080     $700,707     $343,935
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .29*         .56          .54          .59          .61          .68
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .67*        1.63         1.56         1.52         2.20         2.83
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.20*       52.23        50.36        78.75        63.88        41.26
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2001 the fund's expenses were reduced by $2,024,027 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,582 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $2,519,817 and $29,137 from the sale of class A and class M shares, respectively, and received $6,973,398 and $30,001 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received $28,703 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,718,561,847 and $5,999,091,404, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                100,870,373     $ 1,929,670,406
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               23,228,231         443,956,247
---------------------------------------------------------------------------
                                           124,098,604       2,373,626,653

Shares
repurchased                                (91,118,027)     (1,744,747,595)
---------------------------------------------------------------------------
Net increase                                32,980,577     $   628,879,058
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                239,243,878     $ 4,429,495,487
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              102,020,615       1,932,885,645
---------------------------------------------------------------------------
                                           341,264,493       6,362,381,132

Shares
repurchased                               (368,003,848)     (6,758,766,479)
---------------------------------------------------------------------------
Net decrease                               (26,739,355)    $  (396,385,347)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,499,439     $   613,782,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               10,023,357         188,949,664
---------------------------------------------------------------------------
                                            42,522,796         802,732,370

Shares
repurchased                                (70,823,930)     (1,331,408,048)
---------------------------------------------------------------------------
Net decrease                               (28,301,134)    $  (528,675,678)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 72,873,749     $ 1,335,252,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               62,322,675       1,168,430,924
---------------------------------------------------------------------------
                                           135,196,424       2,503,683,882

Shares
repurchased                               (324,665,732)     (5,881,668,446)
---------------------------------------------------------------------------
Net decrease                              (189,469,308)    $(3,377,984,564)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,186,046        $ 60,992,569
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  133,444           2,543,024
---------------------------------------------------------------------------
                                             3,319,490          63,535,593

Shares
repurchased                                   (830,699)        (15,690,107)
---------------------------------------------------------------------------
Net increase                                 2,488,791        $ 47,845,486
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,886,487        $108,432,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  147,475           2,782,469
---------------------------------------------------------------------------
                                             6,033,962         111,215,110

Shares
repurchased                                 (1,093,526)        (19,929,280)
---------------------------------------------------------------------------
Net increase                                 4,940,436        $ 91,285,830
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,824,933        $ 34,832,831
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  416,204           7,906,178
---------------------------------------------------------------------------
                                             2,241,137          42,739,009

Shares
repurchased                                 (2,517,922)        (47,902,202)
---------------------------------------------------------------------------
Net decrease                                  (276,785)       $ (5,163,193)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,230,020       $  77,879,556
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,191,634          41,347,251
---------------------------------------------------------------------------
                                             6,421,654         119,226,807

Shares
repurchased                                 (9,616,907)       (174,948,793)
---------------------------------------------------------------------------
Net decrease                                (3,195,253)      $ (55,721,986)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,969,175       $ 268,569,042
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,020,599          38,696,670
---------------------------------------------------------------------------
                                            15,989,774         307,265,712

Shares
repurchased                                (11,880,799)       (229,244,415)
---------------------------------------------------------------------------
Net increase                                 4,108,975       $  78,021,297
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,670,800       $ 457,859,091
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,468,330         160,601,463
---------------------------------------------------------------------------
                                            33,139,130         618,460,554

Shares
repurchased                                (36,564,158)       (672,798,466)
---------------------------------------------------------------------------
Net decrease                                (3,425,028)      $ (54,337,912)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the six months ended April 30, 2001 with companies in which the fund owns at least 5% of the voting securities were as follows:

                             Purchase       Sales     Dividend           Market
Affiliates                       cost        cost       Income            Value
-------------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold, Inc. Class A                $--         $--          $--      $40,800,000


Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L King
Vice President and Fund Manager

Christopher G. Miller
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA022-72170  002/881/427/511  6/01



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Fund for Growth and Income
Supplement to semiannual Report dated 4/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/01

                                                       NAV
6 months                                               0.47%
1 year                                                 9.67
5 years                                               79.10
Annual average                                        12.36
10 years                                             262.19
Annual average                                        13.73
Life of fund (since class A inception, 11/6/57)
Annual average                                        13.41

Share value:                                           NAV
10/31/00                                             $19.85
4/30/01                                              $19.44
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.184          $0.310        $0.494
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.